Exhibit 10.1

AGREEMENT TO INCREASE COMMITMENTS

December 1, 2006

Pursuant to Section 4.18 of the Credit Agreement dated as of March 31, 2004 among ARAMARK Services, Inc., ARAMARK Uniform & Career Apparel Group, Inc., and ARAMARK Canada Ltd., as Borrowers, ARAMARK Corporation, as Parent Guarantor, the Lenders party thereto, JPMorgan Chase Bank, N.A., as General Administrative Agent, JPMorgan Chase Bank, Toronto Branch, as Canadian Administrative Agent and the Syndication Agents party thereto (as amended, the “Credit Agreement”), the undersigned U.S. Lenders hereby agree to increase their U.S. Commitments as set forth on the Commitment Increase schedule attached hereto, effective as of the date hereof.

Capitalized terms used but not defined herein shall have the meaning ascribed thereto in the Credit Agreement.

As required by Section 4.18 of the Credit Agreement, each Obligor by its signature below represents that (i) immediately before and after the foregoing increase, no Default has occurred and is continuing and (ii) the representations and warranties of the Obligors contained in the Financing Documents are true in all material respects on and as of the date hereof.

IN WITNESS WHEREOF, the parties hereto have caused this agreement to be duly executed by their respective authorized officers as of the day and year first above written.

JPMORGAN CHASE BANK, N.A., as General Administrative Agent and U.S. Lender

By:	/s/ Barbara. N March
Name:	Barbara N. March
Title:

BANK OF AMERICA, N.A.

By:	/s/ Irene Bertozzi Bartenstein
Name:	Irene Bertozzi Bartenstein
Title:	Principal

CITIBANK, N.A.

By:	/s/ John McQuiston
Name:	John McQuiston
Title:	Vice President & Director

SUMITOMO MITSUI BANKING CORPORATION

By:	/s/ Shigeru Tsuru
Name:	Shigeru Tsuru
Title:	Joint General Manager

WACHOVIA BANK, N.A.

By:	/s/ John G. Taylor
Name:	John G. Taylor
Title:	Vice President

CALYON NEW YORK BRANCH

By:	/s/ Samuel L. Hill
Name:	Samuel L. Hill
Title:	Managing Director

By:	/s/ David Cagle
Name:	David Cagle
Title:	Managing Director

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Denise D. Killen
Name:	Denise D. Killen
Title:	Senior Vice President

COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A. “RABOBANK INTERNATIONAL”, NEW YORK BRANCH

By:	/s/ Adriaan Weststrate
Name:	Adriaan Weststrate
Title:	Managing Director

By:	/s/ Rebecca Morrow
Name:	Rebecca Morrow
Title:	Executive Director

BANK OF TOKYO-MITSUBISHI UFJ TRUST COMPANY

By:	/s/ Nobuo Harima
Name:	Nobuo Harima
Title:	Vice President

BARCLAYS BANK PLC

By:	/s/ Nicholas Bell
Name:	Nicholas Bell
Title:	Director

NATIONAL CITY BANK

By:	/s/ Eleanor Orlando
Name:	Eleanor Orlando
Title:	Corporate Banking Officer

THE BANK OF NOVA SCOTIA

By:	/s/ Todd S. Meller
Name:	Todd S. Meller
Title:	Managing Director

COMERICA BANK

By:	/s/ Richard C. Hampson
Name:	Richard C. Hampson
Title:	Vice President

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ Frederic W. Laird
Name:	Frederick W. Laird
Title:	Managing Director

By:	/s/ Ming K. Chu
Name:	Ming K. Chu
Title:	Vice President

KBC BANK N.V.

By:	/s/ Robert M. Surdam, Jr.
Name:	Robert M. Surdam, Jr.
Title:	Vice President

By:	/s/ Robert Snauffer
Name:	Robert Snauffer
Title:	First Vice President

MELLON BANK, N.A.

By:	/s/ Laurie G. Dunn
Name:	Laurie G. Dunn
Title:	First Vice President

U.S. BANK N.A.

By:	/s/ Frances W. Josephic
Name:	Frances W. Josephic
Title:	Vice President

WILLIAM STREET CREDIT CORPORATION

By:	/s/ Mark Walton
Name:	Mark Walton
Title:	Assistant Vice President

Accepted and Agreed:

ARAMARK SERVICES, INC.

By:	/s/ Christopher S. Holland
Name:	Christopher S. Holland
Title:	President and Treasurer

ARAMARK UNIFORM & CAREER APPAREL GROUP, INC.

By:	/s/ Christopher S. Holland
Name:	Christopher Holland
Title:	Treasurer

ARAMARK CANADA LTD.

By:	/s/ L. Frederick Sutherland
Name:	L. Frederick Sutherland
Title:	President

ARAMARK CORPORATION.

By:	/s/ L. Frederick Sutherland
Name:	L. Frederick Sutherland
Title:	Executive Vice President

COMMITMENT INCREASE SCHEDULE

U.S. Lender	Increase in U.S. Commitment
JPMorgan Chase Bank, N.A.	$16,000,000
Cooperative Centrale Raiffeisen- Boerenleenbank B.A. “Rabobank International”, New York Branch	$15,250,000
Bank of America, N.A.	$14,062,500
Citibank, N.A.	$14,062,500
Sumitomo Mitsui Banking Corporation	$14,062,500
Wachovia Bank, N.A.	$14,062,500
Bank of Tokyo-Mitsubishi UFJ Trust Company	$10,000,000
Calyon New York Branch	$9,375,000
PNC Bank, National Association	$9,375,000
Barclays Bank PLC	$5,625,000
Comerica Bank	$3,750,000
Deutsche Bank AG New York Branch	$3,750,000
KBC Bank N.V.	$3,750,000
Mellon Bank, N.A.	$3,750,000
National City Bank	$3,750,000
The Bank of Nova Scotia	$3,750,000
U.S. Bank N.A.	$3,750,000
William Street Credit Corporation	$1,875,000
Total	$150,000,000

Signature Page to ARAMARK Credit Agreement